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                                                                    EXHIBIT 10.8

                                 OFFICE LEASE

THIS LEASE is made on the 27 day of March 1995 by and between Actuate Software Corporation, a California corporation (hereinafter called "Tenant"), and Mariners Island, Ltd., a California limited partnership (hereinafter called "Landlord").

   IN CONSIDERATION OF THE MUTUAL PROMISES CONTAINED HEREIN, THE PARTIES AGREE AS FOLLOWS:

1. Premises. Landlord leases to Tenant and Tenant leases from Landlord, upon the
   --------
   terms and conditions herein set forth, those certain premises (the "Premises") situated at 999 Baker Way in the City of San Mateo, County of San Mateo, California, as outlined in Exhibit A, attached hereto and incorporated
                                     ---------
   herein by this reference, and described as follows: approximately 3,938 useable square feet, plus fifteen percent (15%) "load factor", for approximately 4,529 rentable square feet, commonly referred to as Suite 330 on the 3rd floor of the Building.

2. Term. The term of this Lease shall commence on the date ("Commencement Date")
   ----
   which is the earlier of the following:

   A. The date the Improvements have been Substantially Completed, as these terms are hereinafter defined in Paragraph 6; or

   B.   The date on which Tenant takes possession of the Premises.

   Landlord shall send to Tenant a notification, in the form attached hereto as Exhibit B and incorporated herein by this reference, stating the Commencement
   ---------
   Date, when it is ascertained.

   The term of the Lease shall end eighteen (18) months from the Commencement Date, unless sooner terminated pursuant to any provision hereof. Should Lease not commence on the first (1st) day of the month, the Lease shall nonetheless terminate on the last day of the month of the last year of the Term as provided herein.

3. Rent.
   ----

  A.    Basic Rent. Tenant shall pay to Landlord, as rent ("Rent") for the
        ----------
        Premises the amount ("Basic Rent") of Eight Thousand Three Hundred Seventy-Nine Dollars and 00/100ths ($8,379.00) per month for Months 1-12 and Eight Thousand Six Hundred Five and 00/100ths Dollars ($8,605.00) per month for Months 13-18, in lawful money of the United States of America, subject to adjustment as provided in subparagraph 3.B, below. All Rent shall be paid without deduction or offset, prior notice, abatement or demand, except as herein provided, to Landlord, at 999 Baker Way, Suite 300, San Mateo, CA 94404, Attention: Accounting, or at such other place as may be designated in writing from time to time by Landlord in writing reasonably in advance.

        Basic Rent for the first month of the term of this Lease shall be paid, in advance, on the Commencement Date and on the first (1st) day of each succeeding calendar month until the end of the term. Rent for any period during the term hereof which is for less than one (1) full month shall be a pro rata portion of the monthly Rent payment.

        Tenant acknowledges that late payment by Tenant to Landlord of Rent or any other payment due Landlord will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by any encumbrance covering the Premises. Therefore, if any installment of Rent or other payment due from Tenant is not received by Landlord within five (5) days following the date it is due and payable, Tenant shall pay to Landlord, in addition to the Rent due, and in addition to interest thereon as provided in Paragraph 14, an additional sum of ten percent (10%) of the overdue amount as a late charge. The parties agree that this late charge and interest represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord.

        If the parties hereto have agreed upon a specific date for the Commencement Date and if for any reason whatsoever Landlord cannot deliver possession of the Premises on the Commencement Date, this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom; but in such event, Tenant shall not be obligated to pay Rent until possession of the Premises is tendered to Tenant, and the Commencement Date and termination date of this Lease shall be revised to conform to the date of Landlord's delivery of possession.



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  B.   Basic Rent Increase. The Basic Rent shall be subject to adjustment at the
       -------------------
       commencement of the thirteenth (13th) month of the lease term as provided in Paragraph 3.A. hereof.

  C.   Additional Rent: Increases in Operating Expenses and Taxes. For purposes
       ----------------------------------------------------------
       of this Lease, the parties agree to the following:

       (1) "Base Operating Expenses and Taxes" shall be the amount of the Operating Expenses and Taxes for the 1995 calendar year (excluding the rent and cost of the conference center and fitness facility).

       (2) Tenant's proportionate share of Operating Expenses and Taxes is agreed to be seven and 5/10ths percent (7.5%).

       (3) "Operating Expenses" shall mean all direct costs of operating, maintaining and managing the Building and the Property (including parking areas) including, but not limited to, all charges paid or expenses incurred by Landlord for: repairs; maintenance; utilities; water; capital improvements required to meet changed government regulations; cleaning and janitorial services; security services; modifications or additional capital improvements or replacement of existing building systems and equipment to reduce the Operating Expenses; replacement of capital improvements or Building sewer equipment existing as of the Commencement Date when required because of normal wear and tear; maintenance and replacement of landscaping, glazing, plumbing systems, electrical systems, heating and air conditioning systems, a fitness center, automatic fire extinguishing systems, conference centers, roofs, down spouts, elevators, common area interiors, ceilings, and Building exterior and common area doors; rubbish removal; property and liability insurance; licenses, permits and inspections; reasonable accounting, administrative, property management (equal to five percent (5%) of rent collected), and legal expenses and the reasonable cost of contesting the validity or applicability of any government enactments that may affect Operating Expenses. The following shall not constitute Operating Expenses for the purposes of this Lease, and nothing contained herein shall be deemed to require Tenant to pay any of the following as Operating Expenses: (i) deductible damage and repairs attributable to condemnation, fire or other casualty (over and above the deductible);
           (ii) damage and repairs covered under any warranty or insurance policy carried by Landlord in connection with the Building or common areas; (iii) damage and repairs necessitated by the gross negligence or willful misconduct of Landlord or Landlord's employees, contractors or agents; (iv) executive salaries of Landlord; (v) Landlord's general overhead expenses not related to the Premises;
           (vi) payments of principal or lease payments or points, commissions and legal fees associated with financing; (vii) depreciation; (viii) any cost or expense related to the testing for, removal, transportation or storage of hazardous materials from the Premises, Building or common areas; and (ix) interest, penalties or other costs arising out of Landlord's failure to make timely payments of its obligations, mortgages, real estate taxes and real estate insurance.

           Landlord shall not collect in excess of one hundred percent (100%) of Operating Expenses or any item of cost more than once. Any Operating Expenses charged Landlord by any of its affiliates for goods and service provided to the Building, Premises or common areas shall be reasonable in the cost thereof that would be charged to Landlord by non-affiliated parties. All Operating Expenses shall be directly attributable to the operations, maintenance, management and repair of the Premises.

       (4) "Taxes" shall mean all Real Property Taxes as hereafter defined in Paragraph 7, but excluding all other taxes which are paid by Landlord and reimbursed by Tenant under this Lease.

       If the aggregate Operating Expenses and Taxes for the 1995 calendar year and each calendar year thereafter during the Lease term exceeds the Base Operating Expenses and Taxes, then Tenant shall pay Landlord, as Additional Rent, Tenant's pro rata share of this Increase ("Increase").

       Notwithstanding anything in this Lease to the contrary, Landlord shall calculate Increases (for purposes of both estimated and actual calculations) as if the Building were fully occupied during the 1995 calendar year and each lease year thereafter regardless of the actual

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

        occupancy rate. In no event shall Landlord be liable to Tenant or will Basic Rent be reduced based on any decrease in Operating Expenses and Taxes during any calendar year in relation to Base Operating Expenses and Taxes.

        Tenant's pro rata share of Increases in Operating Expenses and Taxes shall be Additional Rent and shall be paid to Landlord, except as otherwise provided in this Lease, as follows: prior to the commencement of each calendar year or within a reasonable period thereafter, Landlord shall estimate Tenant's pro rata share Of such Increase for the following calendar year and Landlord shall notify Tenant of such estimate in writing. Commencing on the first day of the first month of the calendar year for which Landlord has notified Tenant of the estimated Increase, and on the first day of every month thereafter in such year, Tenant shall pay to Landlord, as Additional Rent, one-twelfth (1/12th) of Tenant's estimated pro rata share of the yearly Increase. Within ninety (90) days of the end of each calendar year for which Tenant has made estimated payments (the "Increase Adjustment Date"), Landlord shall furnish Tenant a statement with respect to such year, showing In reasonable detail actual charges for the past calendar year and the total payments made by Tenant on the basis of Landlord's estimate. If Tenant's actual pro rata share of the Increase exceeds the payments made by Tenant based on Landlord's estimate, Tenant shall pay the deficiency to Landlord within thirty (30) days of Tenant's receipt of Landlord's statement. If the total payments by Tenant based on Landlord's estimate exceed Tenant's actual pro rata share of the Increase, Tenant's excess payment shall be credited toward future payments by Tenant of Basic Rent and/or Additional Rent or refunded to Tenant within thirty (30) days of Landlord's statement to Tenant if no future Basic Rent or Additional Rent is to become due.

        Upon request by Tenant to Landlord, Landlord shall allow Tenant to review Landlord's records, at Landlord's office in place where the records are kept, with respect to Operating Expenses and Taxes at all reasonable times.

        All Lease provisions with respect to late charges and interest on unpaid Rent shall be applicable to Additional Rent, as well as to Basic Rent and all other monetary amounts due from Tenant under this Lease.

   D.   Monetary Obligations as Rent. All monetary amounts payable by Tenant to
        ----------------------------
        Landlord under this Lease including but not limited to Basic and Additional Rent, and amounts paid by Landlord to cure Tenant's default(s) shall be deemed "Rent" hereunder.

   E.   First Month's Rent. Landlord hereby acknowledges that Tenant shall have
        ------------------
        deposited Eight Thousand Three Hundred Seventy-Nine and 00/100ths Dollars ($8,379.00) which represents the First Month's Basic Rent.

4. Security Deposit. EIGHT THOUSAND FIVE HUNDRED AND NO/100THS DOLLARS
   ----------------
   ($8,500.00)

5. Use of the Premises. The Premises shall be used exclusively for the purpose
   -------------------
   of software development and marketing/sales and general office use related thereto. Tenant shall not use, or permit the Premises or any part thereof to be used, for any purpose other than as provided herein; and no use shall be made or permitted to be made of the Premises, nor acts done in, on or about the Premises, which will increase the existing rate of insurance upon the Building, or cause a cancellation of any insurance policy covering the Building, or any part thereof, nor shall Tenant sell or permit to be kept, used or sold, in or about the Premises, any article which may be prohibited by the standard form of fire insurance policies. Tenant shall not commit, or suffer to be committed, any waste upon the Premises, or any public or private nuisance, or other act or thing which may injure, annoy or disturb the quiet enjoyment of any occupant of neighboring properties or other tenant in the Building or on the Property; nor, without limiting the generality of the foregoing, shall Tenant allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose. Tenant shall not "place any harmful liquids in the drainage system of the Premises or of the Building. Tenant shall not place any loads upon the floors, walls, ceilings or roof which might endanger the structure, nor overload any electrical, mechanical or other systems.

   No waste materials or refuse shall be dumped upon or permitted to remain upon any part of the Premises outside the Building except in trash containers placed inside exterior enclosures approved for that purpose by Landlord, or inside the Building proper where designated by Landlord. No materials or articles of any nature shall be stored upon or permitted to remain outside of the Building. Subject to the provisions of Paragraph 35 of this Lease, Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises (including the common areas and hallways of the Building), No loudspeaker or other device, system or apparatus which can be heard outside the Premises shall be used in or at the Premises without the prior written consent of Landlord, which consent may be granted at Landlord's absolute discretion.

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

  Tenant covenants and agrees that no diminution of light, air or view by any structure which may be hereafter erected, whether or not by Landlord, or use of the Building by any other occupants or use of neighboring buildings or areas by others, shall in any way affect this Lease, entitle Tenant to any reduction of Rent hereunder, or result in any liability of Landlord to Tenant.

  Tenant shall comply with all the covenants, conditions and/or restrictions ("CC&Rs") affecting the Premises, the Building and the Property, and all rules and regulations affecting the Premises, which rules and regulations shall be enforced by Landlord in a non-discriminatory and non-arbitrary manner.

  The term "Hazardous Material" means any hazardous or toxic substance, material or waste, storage, use or disposition of which is or becomes regulated by any local governmental authority, the State of California or the United States government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) defined as a "hazardous waste", "extremely hazardous waste" or "restricted hazardous waste" under Sections 25115, 25117 or 25122.7, or listed pursuant to Section 25140, of the California Health and Safety Code, Division 20, Chapter 6.5 (Hazardous Waste Control Law), (ii) defined as a "hazardous substance" under Section 25136 of the California Health and Safety Code, Division 20, Chapter 6.8 (Carpenter-Presley-Tanner Hazardous Substance Account Act), (iii) defined as a "hazardous material", "hazardous substance" or "hazardous waste" under Section 25501 of the California Health and Safety Code, Division 20, Chapter 6.95 (Hazardous Materials Release Response Plans and Inventory), (iv) defined as a "hazardous substance" under Section 25281 of the California Health and Safety Code, Division 20, Chapter 6.7 (Underground Storage of Hazardous Substances), (v) petroleum, (vi) asbestos, (vii) listed under Article 9 or defined as hazardous or extremely hazardous pursuant to Article 11 of Title 22 of the California Administrative Code, Division 4, Chapter 20, (viii) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (ix) defined as a "hazardous waste" pursuant to
  Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C.
  Section 6901 et seq. (42 U.S.C. Section 6903), (x) defined as a "hazardous
               -- ---
  substance" pursuant to Section 101 of the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C.
  Section 9601) or (xi) listed or defined as "hazardous waste", "hazardous substance" or other similar designation by any regulatory scheme of the State of California or the United States government.

  Tenant, at its sole cost, shall comply with all laws and regulations relating to Tenant's storage, use and disposal of Hazardous Materials on the Premises. If Tenant does store, use or dispose of any Hazardous Materials on the Premises, Tenant shall notify Landlord, in writing, at least five (5) days prior to their first appearance on the Premises; provided, however, that Tenant shall have the right to store reasonable amounts of chemicals and/or solvents used for ordinary office equipment without notifying Landlord. Tenant shall be solely responsible for and shall defend, indemnify and hold Landlord, and Landlord's partners, officers, employees, successors, assigns and agents, harmless from and against all claims, demands, damages, costs and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with the storage, use or disposal of Hazardous Materials by Tenant, its agents, employees, contractors or sublessees.

  If the presence of Hazardous Materials on the Premises caused or permitted by Tenant, its agents, employees, contractors, or sublessees results in or is likely to result in contamination or deterioration of water or soil resulting in a level of contamination greater than the safe levels established by any governmental agency having jurisdiction over such contamination, or if any investigation of conditions, or any clean-up, remedial removal or restoration work is required by any federal, state or local governmental agency or political subdivision ("Governmental Agency") because of the level of Hazardous Material in the soil or ground water or on the Premises caused or permitted by Tenant, its agents, employees, contractors or sublessees, then Tenant shall promptly, and at its sole cost, take any and all action necessary to investigate and clean up such contamination. Tenant shall further be solely responsible for, and shall defend, indemnify and hold Landlord and Landlord's partners, officers, employees, successors, assigns and agents harmless from and against, all claims, demands, damages, costs and liabilities, including reasonable attorneys' fees and costs, arising out of or in connection with any removal, clean-up and restoration work and materials required hereunder to return the Premises, the Property or the surrounding properties to the condition existing prior to the appearance of the Hazardous Materials caused or permitted by Tenant, its agents, employees, contractors or sublessees.

  If Landlord has good cause to believe that the Premises or the Property have or may become contaminated by Hazardous Materials, Landlord may cause tests to be performed, including wells to be installed on the Property, and may cause the soil or ground water to be tested to detect the presence of Hazardous Materials by the use of such tests as are then customarily used for such purposes, The cost of such tests of the installation, maintenance, repair and replacement of such

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   wells shall be paid by Landlord, unless such contamination was caused by
   Tenant or Tenant's, agents, employees or contractors.

   The termination of the Lease shall not terminate the parties' respective rights and obligations under this Paragraph 5, and the parties hereto expressly agree that the provisions contained herein shall survive the termination of Tenant's leasehold estate.

   Tenant shall abide by all laws, ordinances and statutes, as they now exist or may hereafter be enacted by legislative bodies having jurisdiction thereof, relating to its use and occupancy of the Premises.

   The provisions of this Paragraph are for the benefit of the Landlord only and shall not be construed to be for the benefit of any other person or occupant of the Premises.

6. Improvements. Landlord will, at its sole expense and using contractors of its
   ------------
   choice, make improvements ("Improvements") to the Premises as specified in Exhibit C attached hereto and incorporated herein by this reference. Tenant
   ---------
   has delivered to Landlord, and Landlord has approved, its final plans with detailed specifications and listing of finish materials, all of which have been approved by Tenant. Notwithstanding anything in this Lease to the contrary, if Tenant fails to provide Landlord with such final plans, specifications, and finish material approved by Tenant on or before the date specified for such delivery, or if Tenant changes any of the plans, specifications or finish materials then the Commencement Date shall be the Anticipated Completion Date as hereafter set forth, or the date of Landlord's notification to Tenant of Substantial Completion (as hereinafter defined) of the Improvements, or the date on which Tenant takes possession of the Premises, whichever shall first occur.

   Upon Landlord's approval (which shall not be unreasonably withheld or delayed) of such final plans and specifications including finish materials approved by Tenant, and upon Landlord's approval of the same, Landlord shall diligently undertake to construct the Improvements in accordance with such final plans, specifications and finish materials as approved by Landlord and Tenant (collectively referred to as "Final Plans"). All such construction shall be performed with due diligence and in substantial accordance with the Final Plans. Landlord agrees to use all commercially reasonable efforts to substantially complete the Improvements by April 24, 1995 ("Anticipated
                                              --------------
   Completion Date"), but without any warranty as to when such Improvements shall be substantially completed.Should Landlord not so substantially complete the Improvements by May 31, 1995 and Tenant has not made any changes to Final Plans after March 15, 1995, then Tenant may cancel this Lease by providing Landlord within (10)days written notice.

   Landlord's obligation to construct the Improvements is specifically subject to any changes or other requirements of or imposed by all applicable governmental body(ies), agency(ies) and/or utility(ies); Landlord shall notify Tenant of any such changes and/or requirements promptly after Landlord becomes aware of the same. Any improvements to the Premises not expressly shown or stated in the Final Plans shall be made by Tenant at its sole cost and expense in accordance with Paragraph 11 of this Lease; provided, however, that notwithstanding anything in this Lease to the contrary, any delay in Landlord's construction of the Improvements caused in whole by Tenant and which are not caused by Tenant within one (1) day of written notice thereof by Landlord including, but not limited to, delays caused by additional improvements made or any changes requested by Tenant, shall not delay the Commencement Date of this Lease, and Substantial Completion, as hereinafter defined, for purposes of determining the Commencement Date of this Lease, shall be at such time as the Improvements would have been Substantially Complete absent such additional improvements made or changes requested by Tenant.

   It is understood that the Final Plans and the exact location of doors, walks, lighting, plumbing and all other facilities and improvements are subject to such minor changes as Landlord, or Landlord's architect or general contractor in charge of the construction of the improvements, determine to be necessary desirable in the course of construction of or to the Premises, and no such changes shall affect this Lease or constitute a breach by Landlord hereunder.

   If, upon substantial completion of Improvements and tender of the Premises to Tenant for occupancy, such Improvements do not conform exactly to the Final Plans, but the general appearance, structural integrity and Tenant's use and occupancy of the Premises, the Building and such Improvements are not materially or unreasonably affected by such deviation(s), it is agreed that the Improvements shall be deemed "Substantially Complete" for purposes of this Lease, and Tenant's obligation to pay Rent hereunder shall not be affected by such deviation(s). In such event, Tenant agrees to accept the Premises and such Improvements as so constructed by Landlord. However, notwithstanding the above, Tenant shall have twenty (20) days from the date of Substantial Completion to provide Landlord with a list of items requiring repair or replacement. Upon Landlord's receipt of such list, Landlord shall proceed to correct such "punch list" items with due

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    diligence and in a manner designed to cause the least possible interruption to Tenant and Tenant's use of the Premises.

7.  Taxes and Assessments.
    ---------------------

    A. Tenant shall pay before delinquency any and all taxes, assessments, license fees and public charges levied, assessed or imposed upon or against Tenant's fixtures, equipment, furnishings, furniture, appliances and personal property installed or located on or within the Premises. Tenant shall cause said fixtures, equipment, furnishings, furniture, appliances and personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within thirty (30) days after receipt of a written statement from Landlord setting forth the taxes applicable to Tenant's property.

    B. All Real Property Taxes shall be paid by Landlord. The term "Real Property Taxes", as used herein, shall mean and include: (i) all taxes, assessments, levies and other charges of any kind or nature whatsoever, general and special, foreseen and unforeseen (including without limitation, all installments of principal and interest required to pay any general or special assessments for public improvements, and any increases resulting from reassessments caused by any change in ownership of the Premises, the Building or the Property, or otherwise) now or hereafter imposed by any governmental or quasi-governmental authority or special district having the direct or indirect power to tax or levy assessments, which are levied or assessed against, or with respect to the value, occupancy, or use of all or any portion of the Property, the Building or the Premises (as now constructed or as may at any time hereafter be constructed, altered, or otherwise changed) or Landlord's interest therein; any improvements located within the Property, the Building or the Premises (regardless of ownership); the fixtures, equipment and other property of Landlord, real or personal, that are an integral part of and located in, on or about the Property, the Building or the Premises; and landscaping areas, walkways and parking areas; and (ii) all costs and fees (including reasonable attorneys' fees) incurred by Landlord in reasonably contesting any Real Property Tax and in negotiating with public authorities as to any Real Property Tax.

         "Real Property Taxes" shall not include any franchise, rental, income, inheritance or profit tax, capital levy or excise tax payable by Landlord.

         If at any time during the term of this Lease the taxation or assessment of the Property, the Building or the Premises prevailing as of the Commencement Date of this Lease shall be altered so that in lieu of or in addition to any Real Property Tax described above there shall be levied, assessed or imposed (whether by reason of a change in the method of taxation or assessment, creation of a new tax or charge, or any other cause) an alternate or additional tax or charge (i) on the value, use or occupancy of the Property, the Building or the Premises or Landlord's interest therein, or (ii) on or measured by the gross receipts, income or rentals from the Property, the Building or the Premises, on Landlord's business of leasing the Property, the Building or the Premises, or Landlord's interest therein, or based on parking, employment, production or the like in, on or about the Property, the Building or the Premises, or computed in any manner with respect to the operation of the Property, the Building or the Premises, then any such tax or charge, however designated, shall be included within the meaning of the term "Real Property Taxes" for purposes of this Lease. If any Real Property Tax is based in part upon property or rents unrelated to the Property, the Building or the Premises, then only that part of such Real Property Tax that is fairly allocable to the Property, the Building or the Premises shall be included within the meaning of the term "Real Property Taxes".

         If, at any time during the term of this Lease, any assessments which would be deemed to be Real Property Taxes are levied against the Premises, the Building or the Property, Landlord may elect either to pay the assessment in full or to allow the assessment to go to bond and to pay it in installments. In either case, however, Tenant shall only be obligated to pay to Landlord, with regard to any such assessment, each time payment of Real Property Taxes is made, a sum equal to that which would have been payable by Tenant as its pro rata percentage of the installments of principal and interest which would have become due during the term of this Lease had Landlord allowed the assessment to go to bond.

8.  Insurance.
    ---------

    A.   Indemnity. Tenant agrees to indemnify and defend (with counsel
         ---------
         reasonably acceptable to Landlord) Landlord against and hold Landlord and Landlord's partners, employees, officers, assigns and successors harmless from any and all demands, claims, causes of action, judgments, obligations or liabilities, and all reasonable expenses incurred in investigating or resisting the same (including reasonable attorneys' fees), on account of, or arising out of, Tenant's use or occupancy of the Premises. This Lease is made on the express condition that Landlord shall not be liable for, or suffer loss by reason of, injury to person or property, from whatever cause, in any way connected with the use or occupancy of the Premises specifically including, without limitation, any liability for injury to the person or property of Tenant, its agents, officers, employees, licensees and invitees except to the extent caused by the gross negligence or willful misconduct of Landlord or Landlord's agents, employees or contractors.

    B.   Liability and Worker's Compensation Insurance. Tenant shall, at
         ---------------------------------------------
         Tenant's expense, obtain and keep in force during the term of this Lease a policy of worker's compensation insurance and a policy of comprehensive public liability insurance insuring Landlord and Tenant; with cross-liability endorsements, against any liability arising out of the use or occupancy of the Premises and all areas appurtenant thereto, including parking areas. Such insurance shall be in an amount satisfactory to Landlord of not less than $1,000,000 for bodily injury or death as a result of any one occurrence, and $1,000,000 for damage to property as a result of any one occurrence. The insurance shall be with companies admitted to do business in the State of California and companies of Best's Rating Guide of A+9 or better. Tenant shall deliver to Landlord, prior to taking possession of the Premises, a certificate of insurance evidencing the existence of the policy required hereunder, and such certificate shall certify that the policy (i) names Landlord as an additional insured; (it) shall not be canceled or altered without thirty (30) days prior written notice to Landlord; (iii) insures performance of the indemnity set forth in subparagraph 8.A above; and
         (iv) the coverage is primary and any coverage carried or obtained by Landlord is in excess thereto.

         Landlord shall, at all times during the term hereof, maintain in effect a policy of public liability and property damage insurance insuring against any liability (including bodily injury or property damage) arising on or about the Property with policy limits determined by Landlord in its sole discretion. Such insurance costs (including deductibles) shall be included in Operating Expenses described in Paragraph 3 above.

    C.   Insurance of Personal Property, Fixtures and Equipment. Tenant shall at
         ------------------------------------------------------
         all times during the term hereof, and at its sole cost and expense, maintain in effect policies of insurance covering: (i) its personal property, inventory, alterations, fixtures and equipment located on the Premises, in an amount not less than one hundred percent (100%) of their actual replacement value, providing protection against any peril included within the classification "Fire and Extended Coverage," together with insurance against sprinkler damage, vandalism and malicious mischief; and (it) all plate glass on the Premises. The proceeds of such insurance, so long as this Lease remains in effect, shall be used to repair or replace the personal property, inventory, alterations, fixtures, equipment and plate glass so insured. In addition, Tenant shall obtain and keep in force, at all times during the term of this Lease, a policy of business interruption insurance coverage, insuring that one hundred percent (100%) of the monthly Basic Rent, and all Additional Rent due hereunder, will be paid to Landlord for a period of not less than one (1) year, if the Premises are damaged or destroyed or rendered unfit for occupancy by a risk insured against by a policy of standard fire and extended coverage insurance, with vandalism, sprinkler damage and malicious mischief endorsements.

    D.   Property Insurance. Landlord shall obtain and keep in force during the
         -------------------
         term of this Lease a policy or policies of insurance coverage including fire and extended coverage (and, at Landlord's sole and absolute discretion, earthquake and flood), for loss or damage to the Premises and to the Building, in the amount of the full replacement value thereof. Such insurance costs and deductibles shall be included in Operating Expenses described in Paragraph 3 above.

    E.   Mutual Waiver of Subrogation. The parties hereto release each other and
         ----------------------------
         their respective authorized representatives, partners, officers, agents, employees and servants, from any and all claims, demands, loss, expense or injury to any person, or to the Premises or Building, or to the furnishings, fixtures or equipment located therein, caused by or resulting from perils, events or happenings which are the subject of insurance in force at the time of such loss. Each party shall cause each insurance policy obtained by it to provide that the insurer waives all right of recovery by way of subrogation against either party in connection with any damage covered by any policy. Neither party shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy in effect as required by this Lease.

9.  Operation, Management, Services and Utilities. All expenses of operation and
    ---------------------------------------------
    management of the Premises and the Building or the Property, including, but not limited to, water, gas, light, heat, power, electricity, telephone, trash pick-up, property management services, landscaping, janitorial services, sewer charges, pest control, security charges, and all other services supplied to or consumed on the Premises or the Building or the Property shall be included in Operating Expenses described in Paragraph 3 above, except to the extent such charges are directly billed to Tenant. Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of Rent by reason of any interruption or failure of utility or other services to the Premises during the Lease term. Utilities and services shall be provided in accordance with the Standards for Utilities and Services set forth in Exhibit D attached hereto and incorporated herein. The parties agree to the terms and provisions set forth in the Standards and to any modifications or additions thereto.

10. Repair and Maintenance.
    ----------------------

    A. Subject to provisions of Paragraph 15 of this Lease, below, Landlord shall keep and maintain the roof, paving, structural elements, landscaping, irrigation systems and exterior walls of the Building and the Property in good order and repair. Landlord shall also keep and maintain in good order and repair the windows, window frames, doors, hardware, interior walls, and the electrical, plumbing, lighting, heating and air conditioning systems. Such expenses shall be included in Operating Expenses for purposes of Paragraph 3 above. If, however, any repairs or maintenance are required because of an act or omission of Tenant, or its agents, employees or invitees, then Tenant shall pay to Landlord upon demand one hundred percent (100%) of the costs of such repair or maintenance (except that if Landlord elects to file a claim and is reimbursed, Tenant shall pay only the amount not so reimbursed. Notwithstanding anything in this Lease to the contrary, after the initial construction of the Improvements in the Premises by Landlord pursuant to the provisions of Paragraph 6 of this Lease, Landlord shall have no obligation to alter, remodel, improve, decorate, or paint the Premises or any part thereof.

    B. Except as expressly provided in subparagraph 10.A above, Tenant shall, at its sole cost, keep and maintain the interior of the Premises in good and sanitary order, condition and repair.

         Notwithstanding anything to the contrary in the Lease, in no event shall Tenant's obligation to repair under this section extend to (i) damage and repairs covered under any insurance policy carried by Landlord in connection with the Premises or Building; (ii) damage caused by any defects In the design, construction or materials of the Building, including the Premises, and improvements installed therein by Landlord; (iii) damage caused in whole or in part by the gross negligence or willful misconduct of Landlord or Landlord's agents, employees, invitees or licensees; (iv) repairs covered under any Operating Expenses; (v) reasonable wear and tear; (vi) conditions covered under any warranties of Landlord's contractors; or (vii) damage by fire and other casualties, or acts of governmental authorities, or acts of god and the elements.

         Landlord may give Tenant written notice of any repairs that are required under the terms of this Lease and Tenant shall proceed forthwith to effect the same with-reasonable diligence, but in no event later than ten (10) days after receipt of such notice. If Tenant fails to proceed to repair or maintain the Premises with due diligence or within the ten (10) day period provided herein, Landlord may, in addition to any other remedies Landlord may have at law or in equity, perform the repairs or maintenance and, in such event, Tenant shall promptly reimburse Landlord the cost thereof, as Additional Rent within ten (10) days from written receipt, with interest thereon at the Interest Rate until such amount is paid in full by Tenant.

         Tenant hereby expressly waives the provisions of Subsection 1 of
         Section 1932, and Sections 1941 and 1942 of the Civil Code of California and all rights to make repairs at the expense of Landlord, as provided in Section 1942 of said Civil Code.

11. Alterations and Additions. Tenant shall not make, or suffer to be made, any
    -------------------------
    alterations, improvements or additions in, on or about, or to the Premises or any part thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, and without a valid building permit issued by the appropriate governmental authority. Such alterations, improvements and additions shall then be performed by Landlord's contractors.

    As a condition to giving such consent, Landlord may require that Tenant agree to remove any such alterations, improvements or additions at the termination of this Lease, and to restore the Premises to their prior condition. Any alteration, addition or improvements to the Premises, except movable furniture and trade fixtures not affixed to the Premises, shall become the property of Landlord upon installation, and shall (subject to the provisions of the immediately preceding sentence) remain upon and be surrendered with the Premises at the termination of this Lease. Landlord can elect, however, at the time Landlord consents to such alterations to require Tenant to remove an)/alterations, additions or improvements that Tenant has made to the Premises. If Landlord so elects, Tenant shall restore the Premises to the condition designated by Landlord in its election, before the last day of the term.

    Alterations, additions and improvements which are not to be deemed trade fixtures include heating, lighting and electrical systems, air conditioning, partitioning, window coverings, carpeting, or any other installation which has become an integral part of the Premises.

    Tenant shall provide Landlord with notice at least two (2) business days prior to making any alterations to thE Premises so that Landlord may post notices of non-responsibility thereon.

    If, during the term hereof, any alteration, addition or change of any sort through all or any portion of the Premises is required, due to Tenant's particular use of the Premises as opposed to office uses generally by law, regulation, ordinance or order of any public agency, Tenant, at its sole cost and expense, shall promptly make the same.

12. Acceptance of the Premises and Covenant to Surrender. By entry and taking
    ----------------------------------------------------
    possession of the Premises pursuant to this Lease, upon Substantial Completion of the Improvements, Tenant, subject to Landlord's obligation to correct so-called "punch list" items, as provided in Paragraph 6, above, accepts the Premises as being in good and sanitary order, condition and repair, and accepts the Building and the Improvements included in the Premises in their condition existing as of the date of such entry and without representation or warranty by Landlord as to the condition of the Building or the Premises, or as to the use or occupancy which may be made thereof. Tenant further accepts any Improvements to be constructed by Landlord as being completed in accordance with the Final Plans for such Improvements, except for items specified in writing as punch list items pursuant to Paragraph 6.

    Tenant agrees, on the last day of the term hereof, or on any sooner termination of this Lease, to surrender the Premises, together with all alterations, additions and improvements which may have been made in, to or on the Premises by Landlord or Tenant, to Landlord, broom clean, in good and sanitary order, condition and repair, except for damage due to casualty, acts of the Landlord or its agents, employees or contractors and such wear and tear as would be normal for the period of Tenant's occupancy. Tenant further agrees that at the end of the term of this Lease or upon any sooner termination of this Lease, Tenant, at its sole expense, shall have all the floors in the Premises cleaned and waxed, the interior walls and columns patched and repainted as necessary, any damaged ceiling tile replaced, light lenses and ballasts restored to good order and repair, any damaged doors and cabinetry replaced or repaired and the carpet steam cleaned and, if damaged, replaced to match the existing carpet.

    Tenant, on or before the end of the term of this Lease or on any sooner termination of this Lease, shall remove all its personal property and trade fixtures from the Premises, and all property not so removed shall be deemed to be abandoned by Tenant and title to the same shall thereupon pass to Landlord without compensation to Tenant. Landlord may, upon termination of this Lease, remove, store and/or sell all moveable personal property and trade fixtures so abandoned by Tenant, at Tenant's sole cost, and repair any damage caused by such removal at Tenant's sole cost.

    If the Premises are not so surrendered at the end of the term or sooner termination of this Lease, then Tenant shall indemnify Landlord against loss or liability resulting from the delay by Tenant in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay provided Tenant shall have a no liability hereunder for the first thirty (30) days following the expiration of the term.

    No act or conduct of Landlord, whether consisting of the acceptance of the keys to the Premises or otherwise, shall be deemed to be or to constitute an acceptance of the surrender of the Premises by Tenant prior to the expiration of the term hereof, and such acceptance of any surrender by Tenant shall only be evidenced by a written acknowledgment of acceptance of surrender signed by Landlord. The voluntary or other surrender of the Premises by Tenant or a mutual cancellation of this Lease shall not work as a merger and, at the option of Landlord, shall either terminate all existing subleases or operate as an assignment to Landlord of all such subleases.

    After the expiration or earlier termination of this Lease, Tenant shall execute, acknowledge and deliver to Landlord, within ten (10) days after written demand from Landlord to Tenant, any quitclaim deed or other document required by any reputable title company, licensed to operate in the State of California, to remove the cloud or encumbrance created by this Lease from the Property.

13. Events of Default. The occurrence of any of one or more of the following
    -----------------
    events shall constitute a default hereunder by Tenant:

    A. The abandonment of the Premises by Tenant. Abandonment is herein defined to include, but Is not limited to, any absence by Tenant from the Premise, for five (6) days or longer while in default of any provision of this Lease.

    B. The failure by Tenant to make any payment of Rent, or other payment required to be made by Tenant hereunder, when due.

    C. The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in subparagraphs 13.A or. 13.B, above, where such failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure
         Section 1161; provided further, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said thirty (30) day period and thereafter diligently prosecute such cure to completion.

    D. Any assignment or subletting of this Lease without the consent of Landlord, including, without limitation, an involuntary assignment as defined in Paragraph 21, below.

14. Remedies for Default.
    --------------------

    A. In the event of any breach of this Lease by Tenant, or an abandonment of the Premises by Tenant, Landlord has the option of (i) removing all persons and property from the Premises and repossessing the Premises to the extent permitted by law, in which case any of Tenant's property which Landlord removes from the Premises may be stored in a public warehouse or elsewhere at the cost of, and for the account of, Tenant, or (ii) allowing Tenant to remain in full possession and control of the Premises. If Landlord chooses to repossess the Premises, then this Lease will automatically terminate in accordance with the provisions of California Civil Code Section 1951.2. In the event of such termination of this Lease, Landlord may recover from Tenant: (a) the worth at the time of award of the unpaid Rent which had been earned at the time of termination, including interest at the Interest Rate (as hereinafter defined) charge; (b) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided, including interest at the Interest Rate (c) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which, in the ordinary course of things, would be likely to result therefrom. "The worth at the time of the award", as used in (a) and (b) of this paragraph, is to be computed by allowing interest at the maximum rate an individual is permitted by law to charge. "The worth at the time of the award", as referred to in (c) of this paragraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

    B. If Landlord chooses not to repossess the Premises, but allows Tenant to remain in full possession and control of the Premises, in accordance with provisions of California Civil Code Section 1951.4, then Landlord may treat this Lease as being in full force and effect, and may collect from Tenant all Rents as they become due through the termination date of this Lease, as specified in this Lease. For the purpose of this Paragraph 14, the following shall not constitute a termination of Tenant's right to possession:

         (1) Acts of maintenance or preservation, or efforts to relet the Premises;

         (2) The appointment of a receiver on the initiative of Landlord to protect its interest under this Lease.

    C. Tenant shall be liable immediately to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises required by the reletting, and like costs. Reletting can be for a period shorter or longer than the remaining term of this Lease. Tenant shall pay to Landlord the Rent due under this Lease on the dates the Rent is due, less the Rent Landlord receives from the new Tenant, unless Landlord notifies Tenant that Landlord elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, if Tenant obtains Landlord's consent, Tenant shall have the right to assign its interest in this Lease, or sublet all or a portion of the Premises, but Tenant shall not be released from liability and obligations under this Lease. Landlord's consent to a proposed assignment or subletting shall be as required in Paragraph 21.

    D. If Landlord elects to relet the Premises as provided in this Paragraph 14, then any Rent that Landlord receives from reletting shall be applied to the payment of:

         (1) First, any indebtedness from Tenant to Landlord other than Rent due from Tenant;

         (2) Second, all costs, including for maintenance, incurred by Landlord in reletting; and

         (3)  Third, Rent due and unpaid under this Lease.

     E. After deducting the payments referred to in this Paragraph 14, any sum remaining from any Rent which Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event shall Tenant be entitled to any excess Rent received by Landlord. If, on the date Rent is due under this Lease, the Rent received from any reletting is less than the Rent due on that date, then Tenant shall pay to Landlord, in addition to the remaining Rent due, all costs which Landlord incurred in reletting, including without limitation maintenance, that remain after applying the Rent received from the reletting, as provided in this Paragraph 14.

     F. Landlord, at any time after Tenant commits a default, can cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, then the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid and, if paid at a later date, shall bear interest at the Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest on it, shall be Additional Rent.

     G. Any Rent not paid when due shall bear interest at a rate equal to the "Reference Rate" then being charged by Bank of America, NT&SA, plus four percent (4%) per annum (the "Interest Rate") from the date due until paid and shall be subject to the late charge set forth in subparagraph 3.A above.

15.  Destruction. If the Premises are destroyed, in whole or in part, from any
     -----------
     cause, Landlord shall, at its option, either:

     A. Rebuild or restore the Premises to their condition prior to the damage or destruction; or

     B.   Terminate this Lease.

     If Landlord does not give Tenant notice in writing within sixty (60) days from the destruction of the Premises of its election to either rebuild and restore the Premises, or to terminate this Lease, and provided that insurance proceeds actually available to Landlord for the purpose of rebuilding or restoring the Premises are sufficient to rebuild or restore the Premises, then Landlord shall be deemed to have elected to rebuild or restore the Premises, in which event Landlord agrees, at its expense, promptly to rebuild or restore the Premises to the condition prior to the damage or destruction.

     If Landlord does not. complete the rebuilding or restoration within one hundred eighty (180) days following the date of destruction (such period of time to be extended for delays caused by the fault or neglect of Tenant, or because of acts of God, acts of public agencies, labor disputes, strikes, fires, freight embargoes, rainy or stormy weather, inability to obtain materials, supplies or fuels, acts of contractors or subcontractors, or delay of the contractors or subcontractors due to such causes or other contingencies beyond the control of Landlord), then Tenant shall have the right to terminate this Lease by giving written notice to Landlord within fifteen (15) days of the expiration of such period.

     Landlord's obligation to rebuild or restore the Premises shall not include restoration of Tenant's trade fixtures, equipment or merchandise, or any improvements, alterations or additions made by Tenant to the Premises. Unless this Lease is terminated pursuant to the foregoing provisions, this Lease shall remain in full force and effect. Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and Section 1933, Subdivision 4, of the California Civil Code.

     In case of destruction or damage caused by a risk not covered by Tenant's business interruption insurance described in Paragraph 8, there shall be an abatement or reduction of Rent between the date of destruction and the date of substantial completion of restoration, based on the extent to which the destruction interferes with Tenant's use of the Premises.

     If the Building is damaged or destroyed to the extent of not less than thirty three and one third percent (33 1/3%) of the replacement cost thereof, then Landlord may elect to terminate this Lease, whether the Premises are injured or not, provided that Landlord terminates the leases of all other tenants in the Building similarly situated in terms of damage or destruction to their respective premises.

16.  Condemnation. if any part of the Premises shall be taken for any public or
     ------------
     quasi-public use, under any statute or by right of eminent domain, or private purchase in lieu thereof, and a part thereof remains which is susceptible of occupancy hereunder, then this Lease shall, as to the part so taken, terminate as of the date title vests in the condemnor or purchaser, and the Rent payable hereunder shall be adjusted so that Tenant shall be required to pay for the remainder of the term only such portion of the Rent as the value of the part remaining after such taking bears to the value of the entire Premises prior to such taking. Landlord shall have the right to terminate this Lease in the event that such taking causes a reduction in Rent payable hereunder by twenty-five percent (25%) or more. If all of the Premises or such part thereof is taken so that there does not remain a portion susceptible for occupancy hereunder, as reasonably necessary for Tenant's conduct of its business as contemplated in this Lease, then this Lease shall thereupon terminate. If a part or all of the Premises is taken, then all compensation awarded upon such taking shall go to Landlord and Tenant shall have no claim thereto, and Tenant hereby irrevocably assigns and transfers to Landlord any right to compensation or damages to which Tenant may become entitled during the term hereof by reason of the purchase or condemnation of all or a part of the Premises. Tenant shall have the right to separately petition and to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business, including without limitation the loss of goodwill by reason of any appropriation, and for or on account of any cost or loss to which Tenant might be put in removing and relocating Tenant's merchandise, furniture, moveable trade fixtures and equipment. In no event, however, shall the loss of goodwill include any diminution in the value of the leasehold or the bonus value of this Lease. Each party waives the provisions of Code of Civil Procedure, Section 1265.130, allowing either party to petition the Superior Court to terminate this Lease in the event of a partial taking of the Premises.

17.  Free from Liens. Tenant shall (i) pay for all labor and services performed
     ---------------
     or materials used by or furnished to Tenant or any contractor employed by Tenant with respect to the Premises, and (ii) indemnify, defend and hold Landlord and the Premises harmless and free from any liens, claims, demands, encumbrances or judgments created or suffered by reason of any labor or services performed or materials used by or furnished by Tenant or any contractor employed by Tenant with respect to the Premises.

18.  Compliance with Laws. Tenant shall, at its own cost, comply with and
     --------------------
     observe all requirements of all municipal, county, state and federal authority now in force, or which may hereafter be in force, pertaining to the use and occupancy of the Premises.

19.  Subordination. Tenant agrees that this Lease shall, at the option of
     -------------
     Landlord, be subject and subordinate to any mortgage, deed of trust or other instrument of security which has been or shall be placed on the Property and the Building, and this subordination is hereby made effective without any further act of Tenant or Landlord. Tenant shall, at any time hereinafter, on demand, execute any instruments, releases or other documents that may be required by a mortgagee, mortgagor, trustor or beneficiary under any deed of trust, for the purpose of subjecting or subordinating this Lease to the lien of any such mortgage, deed of trust or other instrument of security. If Tenant fails to execute and deliver any such documents or instruments, such failure shall, at Landlord's option, constitute a default by Tenant under this Lease. Landlord agrees to use its best efforts to have any beneficiary, mortgagee, mortgagor or trustee execute a non-disturbance agreement providing that Tenant shall be allowed quiet enjoyment of the Premises so long as Tenant is not in default under the terms of this Lease.

     If this Lease is or becomes subordinate to any encumbrance now of record or any encumbrance recorded after this date affecting the Premises, then Tenant agrees to attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. In such event, Tenant shall execute, at Landlord's or the lender's request, such recognition and attornment agreement as the lender, at its option, may require.

20.  Abandonment. Tenant shall not vacate nor abandon the Premises at any time
     -----------
     during the term of this Lease; and if Tenant shall abandon, vacate or surrender said Premises, or be dispossessed by process of law, or otherwise, then any personal property belonging to Tenant and left on the Premises shall be deemed to be abandoned, at the option of Landlord, except such property as may be mortgaged to Landlord.

21.  Assignment and Subletting.
     -------------------------

     A.   Landlord's Consent Required. Tenant shall not, either voluntarily or
          ---------------------------
          by operation of law, sell, encumber, pledge or otherwise transfer all or any part of Tenant's leasehold estate hereunder or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees, or sublet the Premises or any portion thereof, without Landlord's prior written consent in each instance, which consent may not unreasonably be withheld by Landlord. In exercising its reasonable discretion, Landlord may consider all commercially relevant factors involved in the leasing, subleasing or assignment of the space, including, but not limited to, the following: (i) the creditworthiness and financial stability of the prospective assignee or sublessee; (ii) the compatibility of the prospective assignee or sublessee with other tenants in the Building; (iii) the references from prior landlords of such prospective sublessee or assignee; (iv) the past history of such sublessee or assignee with respect to involvement in litigation and bankruptcy proceedings; (v) whether the proposed use of the Premises by the prospective sublessee or assignee falls within the use permitted under Paragraph 5; (vi) whether the proposed use is suitable and in keeping with the ambiance and tone of the Building; (vii) the impact of said sublessee or assignee and the proposed use of the Premises on pedestrian and vehicular traffic and parking facilities; and (viii) the anticipated use, storage, generation, treatment and disposal of Hazardous Materials by such prospective sublessee or assignee. The presence of one negative factor enumerated above shall be deemed reasonable justification for Landlord's withholding consent. Tenant shall provide Landlord with prior notice of any proposed assignment or sublease as provided in subparagraph 21.B, below. Consent by Landlord to one or more assignments of this Lease or to one or more subletting of the Premises shall not operate to exhaust Landlord's rights under this Paragraph 21. If Tenant is a corporation, unincorporated association, or partnership, the transfer, assignment, or hypothecation of any stock or ownership interest in such corporation, unincorporated association or partnership in excess of twenty, five percent (25%) shall be deemed an assignment within the meaning and provision of this Paragraph 21 provided that this sentence shall not apply at such time that Tenant offers its share at an initial public offering (IPO) or subsequent public offering. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies. All Rent received by Tenant from its subtenants in excess of the Rent payable by Tenant to Landlord under this Lease shall be paid to Landlord, and any sums to be paid by an assignee to Tenant in consideration of the assignment of this Lease shall be paid to Landlord. Any sublease or assignment permitted herein, shall, at Landlord's reasonable election, automatically terminate Tenant's option(s), if any, to extend the term of this Lease and, in such event, any such Options shall not be available to any assignee, sublessee or other transferee except that if such assignee is the acquiring entity of Tenant, then the option shall remain in effect.

     B.   Notice to Landlord. If Tenant desires at any time to assign this Lease
          ------------------
          or to sublet the Premises or any portion thereof, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord (i) the name of the proposed sublessee or assignee; (ii) the nature of the proposed sublessee's or assignee's business to be carded on in the Premises; (iii) the material business terms of the proposed sublease or assignment; and (iv) such reasonable Financial information concerning the proposed sublessee or assignee as Landlord may need to make a prudent and considered decision. Tenant shall also provide to Landlord a copy of the sublease or assignment after such document has been fully executed.

     C.   Tenant Not Released. No subletting or assignment, even with the
          -------------------
          written consent of Landlord, shall relieve Tenant of its obligation to pay the Rent and perform all of the other obligations to be performed by Tenant hereunder. Tenant shall indemnify and hold Landlord harmless from any and all claims, damages, liability and expenses, including reasonable attorneys' fees and costs, arising out of any claims by brokers or others for commissions or finder's fees with respect to any subletting or assignment by Tenant. The acceptance of Rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any assignment or subletting. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all Rent from any subletting, and Landlord may collect such Rent and apply it toward Tenant's obligations under this Lease, except that, until the occurrence of any act of default by Tenant, Tenant shall have the right to collect such Rent.

     D.   Involuntary Assignment. No interest of Tenant in this Lease shall be
          ----------------------
          assignable by operation of law. Without limiting the foregoing, each of the following acts shall be considered an involuntary assignment:

          (i)     Transfer of this Lease by testacy or intestacy;

          (ii) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt; or, if Tenant is a partnership or consists of more than one person or entity, if any general partner of the partnership or other person or entity is or becomes bankrupt or insolvent, or makes an assignment for the benefit of creditors;

          (iii) The appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interests in this Lease, where possession is not restored to Tenant within thirty (30) days; or

          (iv) The attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where seizure is not discharged within thirty (30) days.

          An involuntary assignment shall constitute a default by Tenant under this Lease, and in such event Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant.

     E.   Tenant to Reimburse Landlord for Expenses. Tenant agrees to reimburse
          -----------------------------------------
          Landlord, as Additional Rent, upon demand, for Landlord's reasonable costs and attorney's fees, incurred in conjunction with the processing, investigation and documentation of any requested assignment, subletting, transfer, change of ownership or hypothecation of this Lease or Tenant's interest in and to the Premises, regardless of whether any request actually results in a permitted assignment, sublease or other transfer.

22.  Parking. Any parking charges, surcharges or any other cost hereafter levied
     -------
     or assessed by local, state or federal governmental agencies in connection with the use of the parking facilities serving the Premises, including, without limitation, any parking surcharge imposed by or under the authority of the Federal Environmental Protection Agency, shall be included in Operating Expenses as defined in Paragraph 3, above.

     Each tenant, its agents, officers, employees and invitees, shall have the non-exclusive right (in conjunction with the use of the part of the Building leased to such tenant) to make reasonable use of any driveways, sidewalks and parking area located on the Property, except such parking areas as may from time to time be leased for exclusive use by other tenant(s). Tenant's reasonable use of the parking area shall not exceed that percent of the total parking area which is equal to Tenant's proportionate share of Operating Expenses and Taxes set forth in subparagraph 3.C, above.

23.  Insolvency or Bankruptcy. Any of (i) the appointment of a receiver to take
     ------------------------
     possession of all or substantially all of the assets of Tenant, and such possession is not fully restored to Tenant within thirty (30) days, or (ii) a general assignment by Tenant for the benefit of creditors, or (iii) any action taken or suffered by Tenant under any insolvency or bankruptcy act shall constitute a breach of this Lease by Tenant. Upon the happening of any such event, this Lease shall terminate ten (10) days after written notice of termination from Landlord to Tenant The provisions of this Paragraph 23 are to be applied consistent with applicable state and federal law in effect at the time such event occurs.

24.  Landlord Loan or Sale. Tenant agrees, promptly following request by
     ---------------------
     Landlord, to execute and deliver to Landlord any documents, including estoppel certificates presented to Tenant by Landlord, (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder (or, if there are any such uncured defaults, stating the nature of any such default[s]); and (iii) evidencing the status of the Lease as may be required either by a lender making a loan to Landlord, to be secured by deed of trust or mortgage covering the Premises, or a purchase of the Property, the Building or the Premises from Landlord. Tenant's failure to deliver an estoppel certificate within three (3) days following such request shall constitute a default under this Lease and shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord, and that there are no uncured defaults in Landlord's performance. In addition, if requested by Landlord, Tenant shall deliver to any prospective lender or purchaser of the Property and/or the Building, audited financial statements of Tenant covering the two (2) fiscal years immediately preceding the request, certified by an independent certified public accountant (or, if such statements are not normally prepared, audited and certified by an independent public accountant, then certified by the chief financial officer or a principal of Tenant).

25.  Surrender of Lease. The voluntary or other surrender of this Lease by
     ------------------
     Tenant, or a mutual cancellation thereof, shall not work a merger nor relieve Tenant of any of Tenant's obligations under this Lease, and shall, at the option of Landlord, either terminate all or any existing subleases or subtenancies, or operate as an assignment to Landlord of any or all such subleases or subtenancies.

26.  Attorneys' Fees. If, for any reason, any action or other proceeding is
     ---------------
     initiated to enforce or interpret any provision of this Lease, the prevailing party shall be entitled to legal costs, expert witnesses expenses and reasonable attorneys' fees as fixed by the court regardless of whether the matter proceeds to trial or arbitration.

27.  Notices. All notices to be given to either party shall be given in writing,
     -------
     personally or by depositing the same in the United States mail, postage prepaid, or by commercial overnight courier, telecopy, or facsimile and addressed to Tenant at the said Premises, whether or not Tenant has departed from, abandoned or vacated the Premises, as well as to the address set forth below, or to such other address as Tenant may specify by notice given in accordance with the provisions of this Paragraph 27. Any notice Lease to be given to Landlord shall be addressed to Landlord at the address set forth below, or at such other address as it may have theretofore specified by notice delivered in accordance herewith:



     Landlord:  MARINERS ISLAND, LTD.
     --------
                999 Baker Way, Suite 300
                San Mateo, CA 94404

     Tenant:    ACTUATE SOFTWARE CORPORATION
     ------
                999 Baker Way, Suite 390
                San Mateo, CA 94404

28.  Waiver. The waiver by Landlord or Tenant of any broach of any term,
     ------
     covenant or condition herein contained shall not be deemed to be a subsequent waiver of such term, covenant or condition. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

29.  Holding Over. Any holding over by Tenant after the expiration of the term
     ------------
     of this Lease or any extension hereof, the consent of Landlord, shall be construed to be a tenancy from month-to-month, at a Basic Rent of one and one-half (1-1/2) times the monthly Basic Rent in effect during the last month of the Lease term, or any extension thereof, and shall otherwise be on the terms and conditions herein specified, so far as applicable, with Landlords consent, the Basic Rent shall remain the same for the initial thirty (30) days following the expiration of the Lease Term, thereafter, the basic Rent shall be one hundred ten percent (110%) of the Basic Rent paid in the last month of the Term. This holdover shall be a month to month tenancy.

30.  Covenants. Conditions and Restrictions. The parties by this reference
     ---------
     incorporate herein as if set out in full, all Covenants, Conditions and Restrictions ("CC&R's") pertaining to the Building and/or to the Property. As a condition to this Lease, Tenant agrees to abide by all of said CC&Rs. Moreover, such reasonable rules and regulations as may be hereafter adopted by Landlord for the safety, care and cleanliness of the Building and/or Premises and the preservation of good order thereon, are hereby expressly made a part hereof, and Tenant agrees to obey all such rules and regulations. At this time, there are no CC&R's.

31.  Limitation on Landlord's Liability. If Landlord is in default of this
     ----------------------------------
     Lease, and as a consequence Tenant recovers a money judgment against Landlord, any such judgment shall be satisfied only out of the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Premises, or in the Building, other improvements and the Property, and out of Rent or other income from such real property receivable by Landlord, or out of the consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title and interest in the Premises or in the Building, other improvements and the Property. Neither Landlord nor any Of the partners comprising the partnership or officers of the corporation designated as Landlord shall be personally liable for any deficiency.

32.  Sale or Transfer of Premises. If Landlord sells or transfers all or any
     ----------------------------
     portion of the Premises, the Building or the Property, then Landlord, on consummation of the sale or transfer, shall be released from any liability thereafter accruing under this Lease. If any security deposit or prepaid Rent has been paid by Tenant, Landlord agrees to transfer the security deposit or prepaid Rent to Landlord's successor, other than any portion of the security deposit applied or retained to compensate Landlord for any loss or damage which Landlord may have suffered as a result of Tenant's default, and thereupon Landlord shall be discharged from any further liability in reference thereto.

33.  Landlord's Right to Perform. All terms, covenants and conditions of this
     ---------------------------
     Lease to be performed or observed by Tenant shall be performed or observed by Tenant, at Tenant's sole cost and expense, and without any reduction of Rent. If Tenant fails to pay any sum of money required to be paid by it hereunder or fails to perform or observe any other term hereunder on its part to be performed or observed, then Landlord may, at its option, without waiving or releasing Tenant from any obligation of Tenant hereunder, make any such payment, or perform or observe any such other term or act on Tenant's part to be performed or observed. All sums so paid by Landlord and all reasonably necessary costs of such performance or observation by Landlord together with interest thereon from the date incurred at the Interest Rate, shall be paid by Tenant to Landlord as Additional Rent, on demand, in which event and as to the same Landlord shall have the same rights and remedies against Tenant as in the case of nonpayment of Rent hereunder.

34.  Landlord's Right of Entry. Landlord (and/or its representatives) shall have
     -------------------------
     the right upon reasonable notice to Tenant, at all reasonable times, to enter the Premises in order to post notices; to improve, or alter the Building; to inspect or repair the Premises or the Building; and to erect scaffolding and other necessary structures in or near the Premises (provided the same do not unreasonably impair access to the Premises), the Building and the Property; and to post "For Sale" signs with respect to the Building or the Property. During the last six (6) months of the then current term of this Lease, Landlord (and/or its representatives) shall have the right, at all reasonable times, to enter the Premises to place "For Lease" signs on the Premises. Landlord and any purchaser, lessee or encumbrancer may enter the Premises, at all reasonable times, with respect to any existing or prospective sale, lease or encumbrance. Landlord shall also have the right to enter the Premises at any time, without prior notice, in those emergency situations which could involve potential injury to persons or loss of property. All of the above shall be without abatement of Rent and any such entry shall not be construed as a forcible or unlawful entry, or a detainer, or an actual or constructive eviction of Tenant from the Premises. Landlord shall perform all of Landlord's activities described in Section 34 of the Lease in a manner designed to cause the lest possible interruption to Tenant and Tenant's use of the Premises.

35.  Signs. Other than the existing Suite sign to be relocated to Tenant's
     -----
     Premises, no sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the outside of the Premises, or any exterior windows of the Premises, or any interior windows visible from common areas of the Building, without the prior written consent of Landlord (which consent may be granted in Landlord's absolute discretion) and Landlord shall have the right to remove the same without notice to and at the expense of Tenant. If Tenant is allowed to display a sign on or about the Premises, then, at Landlord's option, upon expiration or other sooner termination of this Lease, Tenant shall, at Tenant's sole cost remove such sign, repair all damage caused thereby and restore the appearance of the Premises to its condition prior to the placement of said sign. All approved signs (or lettering on outside doors) shall be done at the expense of Tenant by a person approved by Landlord.

36.  Force Majeure. Subject to the provisions of Paragraphs 15 and 16 of this
     -------------
     Lease, neither Landlord nor Tenant shall be deemed in default of their respective obligations under this Lease if performance thereof is delayed or becomes impossible because the fault or neglect of the other party, or because of acts of God, war (whether declared or undeclared), earthquake, fire, labor dispute, strike, acts of public agencies, embargoes, rainy, stormy or other adverse weather, riot, civil commotion, insurrection, blockade, inability to obtain materials, supplies or fuels, acts and delays of subcontractors or contractors, and such other contingencies beyond the control of the performing party. Upon such an event, the time for performance shall be reasonably extended, but in no event shall such extension be longer than sixty (60) days beyond the original date for performance, in which case the party to whom the obligation is owed may terminate this Lease by giving notice to the other party. This Paragraph 36 shall not be applicable to the payment of Rent or other monetary sums under this Lease.

37.  Exercise Facility. By its execution of this Lease, Tenant acknowledges that
     -----------------
     it is aware that the Building may contain an exercise facility. Tenant and its employees over the age of eighteen (18) years may reasonably use the exercise facility and its equipment; provided, however, that Tenant, its employees, agents, or invitees shall not use the exercise facility or its equipment unless he/she has signed a waiver and release in the form attached hereto as Exhibit E and made a part hereof, and the original of such executed waiver and release has been delivered to Landlord. In consideration for the right to use the exercise facility, Tenant agrees to faithfully enforce the provision of this Paragraph 37, and to indemnify and hold Landlord harmless from any claims or damages, including attorneys' fees, incurred as a result of the use of the exercise facility and its equipment pursuant to use by its employees, agents, or invitees in this Paragraph 37.

38.  Quiet Enjoyment. Landlord covenants that if, and so long as, Tenant keeps
     ---------------
     and performs each and every covenant, agreement, term, provision and condition herein contained on the part and on behalf of Tenant to be kept and performed, Tenant shall quietly enjoy the Premises from and against the claims of all persons.

39.  Miscellaneous.
     -------------

     A. Time is of the essence of this Lease, and each and all of its provisions.

     B. The term "Building" shall mean the building in which the Premises are situated.

     C. The term "Property" shall mean the real property on which the Building is situated.

     D.   The term "assign" shall include the term "transfer".

     E. The invalidity or unenforceability of any provision of this Lease shall not affect the validity or enforceability of the remainder of this Lease.

     F. The headings and titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part thereof.

     G. Landlord has made no representation(s) whatsoever to Tenant (express or implied) except as may be expressly stated in writing in this Lease.

     H. This instrument contains all of the agreements and conditions between the parties hereto with respect to the Premises, and may not be modified orally or in any other manner than by agreement in writing, signed by all of the parties hereto or their respective successors in interest.

     I. It is understood and agreed that the remedies herein given to Landlord shall be cumulative, and the exercise of any one remedy by Landlord shall not be to the exclusion of any other remedy.

     J. The covenants and conditions herein contained shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of all the parties hereto.

     K. This Lease has been negotiated jointly by the parties hereto, and the language hereof shall not be construed for or against either party.

     L. All exhibits to which reference is made in this Lease are deemed incorporated into this Lease, whether or not actually attached.

     M. All provisions of this Lease, whether covenants or conditions, applicable to Tenant shall be deemed to be both covenants and conditions

     N. This Lease shall in all respects be governed, by, and construed and enforced in accordance. with the laws of the State of California.

     O. As used in this Lease, the term "Effective Date" shall mean the latest date set forth below.

     P.   Time is of the essence.


     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on the date first above written.

                  LANDLORD
                  --------

                  MARINERS ISLAND, LTD.
                  a California Limited Partnership

                  BY: BAKER WAY, INC.
                  ITS: GENERAL PARTNER

                     /s/ Richard R. Dewey, Jr.
                  By -------------------------
                         Richard R. Dewey, Jr.

                  Its President
                  -------------
                  Date 3/27/95
                      --------

                  TENANT
                  ------

                  ACTUATE SOFTWARE CORPORATION
                  a California Corporation

                     /s/ Nicholas Nierenberg
                  By -----------------------
                         Nicholas Nierenberg

                  Its President
                     ----------
                  Date 3/29/95
                      --------

                                   ADDENDUM


TO THAT CERTAIN LEASE DATED MARCH 27, 1995, BY AND BETWEEN MARINERS ISLAND, LTD., A CALIFORNIA LIMITED PARTNERSHIP ("LANDLORD") AND ACTUATE SOFTWARE CORPORATION, A CALIFORNIA CORPORATION ("TENANT").


47.  Option to Extend. Tenant shall have the option to renew the term of this
     ----------------
     lease for between six (6) and eighteen (18) months, subject to a minimum of one hundred twenty (120) days advance written notice; which notice shall state the term of the option period (i.e.: not less than six (6) months, but not more than eighteen (18) months) ("Extension Notice"). The option rent shall be Eight Thousand Eight Hundred and Seventy-Seven and No/100ths Dollars ($8,877.00); the Base Operating Expenses and Taxes shall remain the same provided in Section 3.C.

     This option shall be void, at Landlord's option, if Tenant is in default for any time subsequent to Tenant giving timely notice up to commencement of the option term. TIME IS OF THE ESSENCE.

48.  Tenant's Right of First Refusal.
     -------------------------------

          a. Right of Tenant. Provided that Tenant is not then in default under
             ---------------
     the terms of this Lease, Tenant shall have a right of first refusal ("Refusal Right") to lease adjacent space which is available for lease on the third floor of the Building (collectively, the "Available Space") as specified in Landlord's written notice to Tenant ("Landlord's Notice").

          b. Commencement of Right. Landlord hereby covenants and agrees with
             ---------------------
     Tenant that during the Term of the Term of the Lease (i) Landlord shall provide Tenant with written notice ("Landlord's Notice") at any time that Landlord intends to lease Available Space to any bona-fide third party tenant, except in the event that such leasing of Available Space is in connection with ally tenant of the Building's exercise of any option in its lease to expand its premises or renew the term of its lease to expand its premises or renew the term of its lease, in which case Tenant's Refusal Right shall not apply. Such Landlord's Notice shall contain all material business terms on which Landlord intends to lease the Available Space in question and (ii) Landlord shall not lease said Available Space to anyone other than Tenant without first providing Tenant the opportunity to lease the Available Space specified in Landlord's Notice upon the same terms and conditions specified in the Landlord's Notice.

          c. Exercise of Right. Tenant shall have three (3) business days after
             -----------------
     Landlord's delivery of Landlord's Notice to notify Landlord of Tenant's agreement to lease the Available Space on the terms set forth in the Landlord's Notice. Tenant shall exercise the Refusal Right, if at all, as to all the Available Space described in the Landlord's Notice and, at Tenant's sole discretion, any other Available Space which is then available for lease. If Tenant does not notify Landlord within the applicable period that Tenant desires to Lease the Available Space on the terms set forth in the Landlord's Notice, with the remainder of the terms to be those set forth in tiffs Lease, Landlord shall have the right to lease the Available space specified in the Landlord's Notice to bona-fide third party tenant other than Tenant, subject to the terms of Section 48d below.

          d. Continuing Right. In no event shall Tenant's failure to exercise
             ----------------
     its Refusal Right be deemed a waiver or relinquishment by Tenant of: (i) Tenant's Refusal Right should the Available Space be offered for lease to any party for a rent that is less than ninety-five percent (95%) of the rent specified ha the Landlord's Notice, (it) Tenant's Refusal Right if the Available Space specified in the Landlord's Notice is still not leased within ninety (90) days from the date of the Landlord's Notice, (iii) Tenant's Refusal right as to the space specified in Landlord's Notice should it become available for lease again during the Term of the Lease, or
     (iv) Tenant's Refusal Right as to any other Available Space that is not specified ha the Landlord's Notice and that comes available for lease in the Project during the Term of the Lease.

Actuate Addendum
Page 2
March 27, 1995

          e. Amendment to Lease. Landlord and Tenant hereby agree to execute an
             ------------------
     amendment to this Lease ("Lease Amendment") prior to Tenant's occupancy Of the Available Space in question. The Lease Amendment shall specify, among other things, the Rent, date of occupancy and square footage of the Available Space taken in connection with Tenant's exercise of Tenant's Refusal right.

AGREED AND ACCEPTED:                    AGREED AND ACCEPTED:

LANDLORD                                TENANT

MARINERS ISLAND, LTD.                   ACTUATE SOFTWARE CORPORATION
a California limited partnership        a California corporation
By Baker Way, Inc.
Its General Partner

    /s/ Richard R.Dewey, Jr.                /s/ Nicholas Nierenberg
By: ------------------------            By: ----------------------------
      Richard R. Dewey, Jr.                     Nicholas Nierenberg
      President                                 President

Date: 3/27/95                           Date: 3/29/95
     -----------------------                 ---------------------------

                                   EXHIBIT A


Description of Premises, including description of Property on which the Premises are located:

                                  EXHIBIT "A"
                           [FLOOR PLAN APPEARS HERE]
                                  FLOOR THREE

                                   EXHIBIT B

                                    [Date]


ACTUATE SOFTWARE CORPORATION
999 BAKER WAY, SUITE 330
SAN MATEO, CA 94404


Re: Commencement Date under Lease dated March 27, 1995 Between Mariners Island, Ltd., a California limited partnership as Landlord, and Actuate Software Corporation, a California corporation as Tenant.


Dear Tenant:

     Pursuant to Paragraph 2 of the above-mentioned Lease, you are hereby informed of the following:

     Commencement Date of the term of the Lease: _______

     Expiration Date of the term of the Lease: _______



                                   Very truly yours,


                                   MARINERS ISLAND, LTD.


                                   By Baker Way, Inc.
                                   Its General Partner


                                   Richard R. Dewey, Jr.
                                   President

                                   RRD/vc


CONFIRMED:
---------

______________,

a ____________

By:___________

Its:__________

Date:_________

                                   EXHIBIT C


Improvements
------------

[To be inserted]

                                   EXHIBIT "C"
                           [FLOOR PLAN APPEARS HERE]
                                  FLOOR THREE

                                  EXHIBIT "D"
                                  -----------

                     STANDARDS FOR UTILITIES AND SERVICES


The following Standards for Utilities and Services shall apply to the Building. Landlord reserves the right to adopt nondiscriminatory modifications and additions hereto at any time as Landlord, in its sole discretion, deems advisable.

A. On the Commencement Date through the date the Lease terminates, during usual business hours (and at other times for a reasonable additional charge to be fixed by Landlord), Landlord shall ventilate the Premises and furnish air-conditioning or heating on such days and hours, when in the judgment of Landlord it may be required for the comfortable occupancy of the Premises. The air-conditioning system achieves maximum cooling when the window coverings are closed. Landlord shall not be responsible for room temperatures if Tenant does not keep all window coverings in the Premises closed whenever the system is in operation. Tenant agrees to cooperate fully at all times with Landlord, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of said air-conditioning system. Tenant agrees not to connect any apparatus, device, conduit or pipe to the Building air-conditioning supply lines. Tenant further agrees that neither Tenant nor its servants, employees, agents, visitors, licensees or contractors shall at any time enter mechanical installations or facilities of the Building or adjust, tamper with, touch or otherwise in any manner affect said installations or facilities.

B. The Landlord shall furnish to the Premises during the usual business hours, electric current as required by the Building's standard office lighting and fractional horsepower office lighting and fractional horsepower office business machines in the amount of approximately three (3) watts per square foot. The Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid quantity or extend beyond normal business hours, to reimburse Landlord monthly on the date Basic Rent is due for the measured consumption at the terms, classifications and rates charged similar consumers by said public utility serving the neighborhood in which the Building is located. If a separate meter is not installed at Tenant's cost, such excess cost will be established by an estimate agreed upon by Landlord and Tenant, and if the parties fail to agree, as established by an independent licensed engineer, selected by Landlord and approved by Tenant. Tenant agrees not to use any apparatus or device in, or upon, or about the Premises which may in any way increase the amount of such services usually furnished or supplied to said Premises, and Tenant further agrees not to connect any apparatus or device with wires, conduits or pipes, or other means by which such services are supplied, for the purpose of using additional or unusual amounts of such services without the prior written consent of Landlord. Should Tenant use the same to excess, Tenant shall pay to Landlord, upon demand, the amount established by Landlord for such excess usage. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation and Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises without the prior written consent of Landlord.

C. Water will be available in public areas for drinking and lavatory purposes only, but if, in Landlord's sole determination, Tenant requires, uses or consumes water for any purpose in addition to ordinary drinking and lavatory purposes, Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord, upon demand, for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense. If Tenant is in default of its obligations to keep the meter and equipment in good repair, then Landlord, in addition to all other remedies for breach in this Lease and at law, may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter, as and when bills are rendered, and on default in making such payment, Landlord may, in addition to all other remedies for breach in this Lease and at law, pay such charges and collect the same from Tenant.

D. The Landlord shall provide janitorial services on the Premises, provided the same are used exclusively as offices and are kept reasonably in order by Tenant. If the Premises are not used exclusively as offices, they shall be kept clean and in order by Tenant, at Tenant's expense, and to the satisfaction of Landlord, and by persons approved by Landlord. Tenant shall pay to Landlord, upon demand, the cost of removal of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises as offices.

E. "Holidays" for purposes of this Lease, shall be defined as holidays observed by the United States Post Office. "Usual business hours" for purposes of this Lease, are from 8:00 a.m. until 5:30 p.m., Monday through Friday, except holidays.

     Landlord reserves the right to stop service of the elevator, plumbing,, ventilation, air-conditioning and electric systems, when necessary, by reason of accident or emergency or for repairs, alterations or improvements, in the judgment of Landlord desirable or necessary to be made, until said repairs, alterations or improvements shall have been completed. Landlord's obligations to provide utilities and services hereunder shall also be subject to and limited by the Force Majeure provisions of the Lease. Any failure to supply utilities or services, whether caused by a Force Majeure described in the Lease or by reason of accident, emergency, repair, alteration or improvement, shall not be construed as an eviction of Tenant, whether actual or constructive, and shall not cause an abatement of Rent, either in whole or in part.

     Landlord shall have no obligation whatsoever to supply utilities and services to the Premises if Tenant is in default of any term, covenant, or condition of this Lease.

     Any costs or expenses incurred by Landlord with respect to Tenant's default hereunder and all payments to be made by Tenant to Landlord pursuant to the above provisions, as stated herein or as may be later modified, shall be deemed to be Additional Rent under the Lease and Landlord shall have all its rights and remedies under the Lease and at law with respect to the same including but not limited to the right to late fees and interest upon default.

F. Tenant shall have the right, upon advance notice to Landlord no later than 3:00 p.m. on the day in question, to request heating/air-conditioning during other than normal business hours and maintenance and cleaning services in addition to those set forth above. Tenant shall reimburse Landlord for the actual costs of any such after-hours additional heating, air- conditioning, maintenance and cleaning services. The cost for the after hours heating/air-conditioning shall be $35.00 per hour for the primary term, and $40.00 per hour during the option term.

                             AMENDMENT NUMBER ONE

TO THAT CERTAIN LEASE DATED MARCH 27, 1995 ("LEASE") BY AND BETWEEN MARINER'S ISLAND, LTD. ("LANDLORD") AND ACTUATE SOFTWARE CORPORATION, A CALIFORNIA CORPORATION ("TENANT").

Landlord and Tenant agree to amend the Lease as follows:

Premises  In addition to the Premises defined in the Lease, Tenant hereby leases
--------
          Suite 260 on the second floor comprised Of approximately 1,150 usable square feet plus a load factor of fifteen percent (15 %) for an approximate rentable square footage of 1,322 ("Expansion Area");
          see Exhibit A-1 attached hereto and made part hereof. Therefore, the total area leased by Tenant is approximately 5,088 usable square feet plus a load factor of fifteen percent (15%) for a total approximate rentable square footage of 5,851; see Exhibit A-2 attached hereto and made part hereof.

          Deposit     0500
          Rent        ????
          Entered     ????

Basic Rent
----------

                                            Original                         Expansion                      Total Monthly
Months                                      Suite 330                        Suite 260                      Basis Rent
------                                      ---------                        ---------                      ----------
October 1, 1995 -March 31, 1996             $8,379 ($1.85/rsf)               $2,777 ($2.10/rsf)             $11,156
April 1, 1996 - October 31, 1996            $8,605 ($1.90/rsf)               $2,777 ($2.10/rsf)             $11,382

Basic Rent shall be due without notice on or before the first day of each and every successive month of the Term of the Lease. Basic Rent on Expansion Area in Option Term shall be $2856/month (*2.16/FSP)

Tenant's proportionate share of Operating Expenses and Taxes is increased to nine and 7/10 the percent (9.7 %).

Security Deposit   Security Deposit is increased from $8,500 to $11,000. Said
----------------
                   increase of $2,500 shall be payable on or before October 1, 1995 by Tenant to Landlord.

Improvements       Tenant shall take the Expansion Area "as-is".
------------

Except as provided herein, all terms and conditions of the Lease shall remain in full force and effect.

AGREED AND ACCEPTED:                        AGREED AND ACCEPTED:

MARINERS ISLAND, LTD.                       ACTUATE SOFTWARE CORP.
("LANDLORD")                                ("TENANT")
a California Limited Partnership            a California Corporation
  by Baker Way, Inc.
  Its General Partner

/s/ Richard R. Dewey, Jr. Date 9/25/95      /s/ Nicholas Nierenberg Date 9/25/95
--------------------------------------      ------------------------------------
Richard R. Dewey, Jr.                       Nicholas Nierenberg
President                                   President

                                  EXHIBIT A-1
                           [FLOOR PLAN APPEARS HERE]
                                   FLOOR TWO

                            EXHIBIT A-2, PAGE 1 OF 2
                           [FLOOR PLAN APPEARS HERE]
                                  FLOOR THREE

                            AMENDMENT NUMBER THREE



TO THAT CERTAIN LEASE DATED MARCH 27, 1995 ("LEASE"), LATER AMENDED ON SEPTEMBER 25, 1995 ("AMENDMENT NUMBER ONE"), AND LATER AMENDED ON APRIL 17, 1996 ("AMENDMENT NUMBER TWO") BY AND BETWEEN MARINER'S ISLAND, LTD. ("LANDLORD") AND ACTUATE SOFTWARE CORPORATION, A CALIFORNIA CORPORATION ("TENANT").

Landlord and Tenant agree to amend the Lease as follows:

PREMISES:    In addition to the Premises defined in the Lease and in Amendment
---------
             Number One and Amendment Number Two, Tenant hereby leases Suite 301 on the third floor comprised of approximately 1,120 usable square feet plus a load factor of fifteen percent (15%)for an approximate rentable square footage of 1,288 ("Expansion Area"); see Exhibit A-
             1 attached hereto and made part hereof. Therefore, the total area leased by Tenant is approximately 7,485 usable square feet plus a load factor of fifteen percent (15%) for a total approximate rentable square footage of 8,608; see Exhibit A-2 attached hereto and made part hereof.

BASIC RENT:
-----------

                                         Amend. #1          Amend. #2       Sub-Total     Amend. #3
                     Original            Expansion          Expansion       Monthly       Expansion           Grand
Months               Suite 330           Suite 260          Suite 240       Basic Rent    Suite 301           Total
------               ---------           ---------          ---------       ----------    ---------           -----
6/1/96 - 11/30/96    $8,605 ($1.90/rsf)  $2,777 (2.10/rsf)  $3,305 ($2.25)  $14,687       N/A                 $14,687
12/1/96* - 11/30/97  $8,605 ($1.90/rsf)  $2,777 (2.10/rsf)  $3,305 ($2.25)  $14,687       $3,542 ($2.75/rsf)  $18,229
12/1/97 - 5/31/98    $8,605 ($1.90/rsf)  $2,777 (2.10/rsf)  $3,305 ($2.25)  $14,687       $3,607 ($2.80/rsf)  $18,293

* The rent of $3,542 shall commence upon existing tenant ("Castle Group") vacating the Premises. Should the commence date occur before or after 12/1/96, then the rent of $3,542 shall be prorated accordingly.

Basic Rent shall be due without notice on or before the first day of each and every successive month of the Term of the Lease.

Tenant's proportionate share of Operating Expenses and Taxes is increased to fourteen and seven-tenths percent (14.7%) effective on the Commencement Date.

Actuate - Amendment Number Three
August 7, 1996
Page 2


Improvements:      Tenant shall take the Expansion Area "as-is".
-------------

Expiration Date:   May 31, 1998.
---------------

Commencement
Date of Suite 301
Expansion Area:    This Amendment Number Three commences upon the Castle Group
---------------
                   vacating the Premises.


Except as provided herein, all terms and conditions of the Lease shall remain in full force and effect.


AGREED AND ACCEPTED:                     AGREED AND ACCEPTED:

MARINERS ISLAND, LTD.                    ACTUATE SOFTWARE CORP.
("LANDLORD")                             ("TENANT")
a California Limited Partnership         a California Corporation
 by Baker Way, Inc.
 Its General Partner

/s/ Richard R. Dewey  Date 8/7/96        /s/ Nicholas Nierenberg Date 8/12/96
---------------------------------        ------------------------------------
Richard R. Dewey, Jr.                    Nicholas Nierenberg
President                                President

                                   EXHIBIT "A"

                           [FLOOR PLAN APPEARS HERE]

                                   FLOOR ONE

                             AMENDMENT NUMBER FOUR


TO THAT CERTAIN LEASE DATED MARCH 27, 1995 ("LEASE"), LATER AMENDED ON SEPTEMBER 25, 1995 ("AMENDMENT NUMBER ONE"), LATER AMENED ON APRIL 17, 1996 ("AMENDMENT NUMBER TWO"), LATER AMENDED ON AUGUST 12, 1996, AND REVISED SEPTEMBER 3, 1996 ("AMENDMENT NUMBER THREE"), LATER AMENDED ON APRIL. 11, 1997 ("AMENDMENT NUMBER FOUR") BY AND BETWEEN 999 BW CORPORATION, A DELAWARE CORPORATION, SUCCESSOR IN INTEREST TO MARINER'S ISLAND, LTD. ("LANDLORD") AND ACTUATE SOFTWARE CORPORATION, A CALIFORNIA CORPORATION ("TENANT").


Landlord and Tenant agree to amend the Lease as follows:

PREMISES:    In addition to the Premises defined in the Lease and in Amendment
---------
             Number One, Amendment Number Two and Amendment Number Three, Tenant hereby leases Suite 110 on the first floor comprised of approximately 972 rentable square feet ("Expansion Area A"); see
             Exhibit "A" attached hereto and made a part hereof. Therefore, the total area leased by Tenant is approximately 9,580 rentable square feet.

             As of December 1, 1997, Tenant hereby leases Suite 270 on the second floor comprised of approximately 2,793 rentable square feet ("Expansion Area B"); see Exhibit "B" attached hereto and made a part hereof. Therefore, the total area leased by Tenant is approximately 12,373 rentable square feet.


BASIC RENT:
-----------

Period                                 Suites         Sq.Footage          Rate         Rent
-----                               -----------       ----------          ----      ----------
May 1, 1997- Nov. 30, 1997                110               972            $2.75     $ 2,673.00

Dec. 1, 1997 - May 31, 1998           110 & 270           3,765            $2.75     $10,353.75

June 1, 1998 - May 31, 2000        110, 240,260,         12,373            $2.85     $35,263.05
                                   270, 301,330

June 1, 2000 - May 31, 2002        110, 240,260,         12,373            $2.95     $36,500.35
                                   270, 301,330

Basic Rent shall be due without notice on or before the first day of each and every successive month of the term of the Lease.

Effective May 1, 1997, Tenant's proportionate share of Operating Expenses and Taxes shall increase to fifteen and forty-five hundredths percent (15.45%). Effective December 1, 1997, Tenant's proportionate share of Operating Expenses and Taxes shall increase to nineteen and ninety-six hundredths percent (19.96%).

IMPROVEMENTS:      Landlord, at its sole cost and expense, shall paint Suite 110
-------------
                   with Building Standard paint. Landlord shall provide Tenant a $5,000 tenant improvement allowance for Suite 270. Other than the above, the Premises shall be accepted on an "as is" basis.

AMENDMENT
NUMBER FOUR
COMMENCEMENT
DATE:              This Amendment Number Four commences May 1, 1997.
-----

                                  Exhibit "A"


[Partial Floor Plan Appears Here]


Right of First
--------------
Offer:               Provided that Tenant is not in breach or default under any
------
                     of the terms, covenants or conditions in the Lease on Tenant's part to observe or perform on the date that additional space becomes available on the second floor, Suites 200 (5,235 rsf), 290 (1,043 rsf) and on the third floor, Suite 305 (1,523 rsf), Landlord shall endeavor to notify Tenant of such space availability and the particular terms (including rent, term, base year and concessions) under which Landlord would consider leasing the additional premises to Tenant. Rental rates per square foot for additional space leased by Tenant shall be at the same basic rental rates in effect during the same time periods as stated on page 1 of Amendment Number Four. This in no way binds Landlord to establish a lease with the Tenant but provides for notification, only and is subject to any existing tenant right in the Building.


Except as provided herein, all terms and conditions of the Lease shall remain in full force and effect.


AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

999 BW CORPORATION                         ACTUATE SOFTWARE CORP.
("LANDLORD")                               ("TENANT")
a Delaware Corporation                     A California Corporation



By:/s/ Ronald L. Bower  Date 4/28/97       By:/s/ Dan Gaudreau  Date 4/29/97
   -------------------       -------          ----------------       -------
   Ronald L. Bower                            Dan Gaudreau
   Vice President                             Vice President, Finance and
                                              Administration
                                              Chief Financial Officer


By:/s/ Michael R. Neill  Date 4/29/97
   --------------------       -------
   Michael R. Neill
   President

                             AMENDMENT NUMBER FIVE


TO THAT CERTAIN LEASE DATED MARCH 27, 1995 ("LEASE"), LATER AMENDED ON SEPTEMBER 25, 1995 ("AMENDMENT NUMBER ONE"), LATER AMENDED ON APRIL 17, 1996 ("AMENDMENT NUMBER TWO"), LATER AMENDED ON AUGUST 12, 1996, AND REVISED SEPTEMBER 3, 1996 ("AMENDMENT NUMBER THREE"), LATER AMENDED ON APRIL 11, 1997 ("AMENDMENT NUMBER FOUR"), LATER AMENDED ON DECEMBER 22, 1997 ("AMENDMENT NUMBER FIVE") BY AND BETWEEN 999 BW CORPORATION, A DELAWARE CORPORATION, SUCCESSOR IN INTEREST TO MARINER'S ISLAND, LTD. ("LANDLORD") AND ACTUATE SOFTWARE CORPORATION, A CALIFORNIA CORPORATION ("TENANT").

Landlord and Tenant agree to amend the Lease as follows:

Premises:    In addition to the Premises defined in the Lease and in Amendment
---------
             Number One, Amendment Number Two, Amendment Number Three, and
             Amendment Number Four, Tenant hereby leases Suite 305 on the third floor comprised of approximately 1,523 rentable square feet
             ("Expansion Area A"); see Exhibit "A" attached hereto and made a part hereof. Therefore, the total area leased by Tenant is approximately 13,896 rentable square feet.

Basic Rent:
-----------

Period                         Suite      Sq.Footage      Rate       Rent
------                         -----      ----------      ----       ----
June 1, 1998 - May 31, 2000    305          1,523         $2.85    $4,340.55

June l, 2000 - May 31, 2002    305          1,523         $2.95    $4,492.85

Basic Rent shall be due without notice on or before the first day of each and every successive month of the term of the Lease.

Effective June 1, 1998, Tenant's proportionate share of Operating Expenses and Taxes shall increase to twenty-two and ten hundredths percent (22.10%).

Amendment Number
Five Commencement
Date:               This Amendment Number Five commences June 1, 1998.
-----

Expiration Date:    Max, 3l, 2002
----------------

Except as provided herein, all terms and conditions of the Lease shall remain in full force and effect.


AGREED AND ACCEPTED:                        AGREED AND ACCEPTED:

999 BW CORPORATION                          ACTUATE SOFTWARE CORP.
("LANDLORD")                                ("TENANT")
a Delaware Corporation                      a California Corporation


By:/s/ Ronald L. Bower      Date: 1/17/98   By: /s/ Dan Gaudreau  Date: 1/15/98
   -------------------            -------       -----------------       -------
Ronald L. Bower                             Dan Gaudreau
Vice President                              Vice President, Finance and
                                            Administration
                                            Chief Financial Officer

By: /s/ Patrick M. Scruggs  Date: 2/4/98
    ----------------------        ------
Patrick M. Scruggs
Vice President

                             AMENDMENT NUMBER TWO

TO THAT CERTAIN LEASE DATED MARCH 27, 1995 ("LEASE") AND LATER AMENDED ON SEPTEMBER 25, 1995 ("AMENDMENT NUMBER ONE") BY AND BETWEEN MARINER'S ISLAND, LTD. ("LANDLORD") AND ACTUATE SOFTWARE CORPORATION, A CALIFORNIA CORPORATION ("TENANT").

Landlord and Tenant agree to amend the Lease as follows:

PREMISES                In addition to the Premises defined in the Lease and
--------                in the Amendment Number One, Tenant hereby leases Suite
                        240 on the second floor comprised of approximately 1,277 usable square feet plus a load factor of fifteen percent
                        (15%) for an approximate rentable square footage of 1,469 ("Expansion Area"); see Exhibit A-1 attached hereto and made part thereof. Therefore, the total area leased by Tenant is approximately 6,365 usable square feet plus a load factor of fifteen percent (15%) for a total approximate rentable square footage of 7,320; see
                        Exhibit A-2 attached hereto and made part hereof.

BASIC RENT
----------

                                                 Amend. #1               Sub-Total               Amend. #2
                         Original                Expansion                Monthly                Expansion               Grand
Months                   Suite 330               Suite 260               Basis Rent              Suite 240               Total
------                   ---------               ---------               ----------              ---------               -----
6/1/96 - 11/30/96       $8,605 ($1.90/rsf)      $2,777 ($2.10/rsf)      $11,382                 $3,305 ($2.25)          $14,687

Should Tenant occupy the Premises prior to June 1, 1996, the per diem Base Rent shall be $110.20 and is payable to Landlord within ten (10) days of written invoice form Landlord to Tenant.

Basic Rent shall be due without notice on or before the first day of each and every successive month of the Term of the Lease. Basic Rent on Expansion Area in Option Term shall be $3,453/month ($2.35/rsf).

Tenant's proportionate share of Operating Expenses and Taxes is increased to twelve and six-tenths percent (12.6%).

SECURITY DEPOSIT        Security Deposit is increased from $11,000 to $13,500.
----------------        Said increase of $2,500 shall be payable on or before
                        April 15, 1955 by Tenant to Landlord.

IMPROVEMENTS            Tenant shall take the Expansion Area "as-is".
------------

Except as provided herein, all terms and conditions of the Lease shall remain in full force and effect.

AGREED AND ACCEPTED:                       AGREED AND ACCEPTED:

MARINERS ISLAND, LTD.                      ACTUATE SOFTWARE CORP.
("LANDLORD")                               ("TENANT")
a California Limited Partnership           a California Corporation
  by Baker Way, Inc.
  Its General Partner


/s/ Richard R. Dewey, Jr.  Date 4/4/96     /s/ Nicholas Nierenberg  Date 4/17/96
--------------------------------------     -------------------------------------
Richard R. Dewey, Jr.                      Nicholas Nierenberg
President                                  President

                             AMENDMENT NUMBER SIX

TO THAT CERTAIN LEASE DATED MARCH 27, 1995 ("LEASE"), LATER AMENDED ON SEPTEMBER 25, 1995 ("AMENDMENT NUMBER ONE"), LATER AMENDED ON APRIL 17, 1996 ("AMENDMENT NUMBER TWO"), LATER AMENDED ON AUGUST 12, 1996, AND REVISED SEPTEMBER 3, 1996 ("AMENDMENT NUMBER THREE"), LATER AMENDED ON APRIL 11, 1997 ("AMENDMENT NUMBER FOUR"), LATER AMENDED ON DECEMBER 22, 1997 ("AMENDMENT NUMBER FIVE"), LATER AMENDED ON MARCH 18, 1998 ("AMENDMENT NUMBER SIX") BY AND BETWEEN 999 BW CORPORATION, A DELAWARE CORPORATION, SUCCESSOR IN INTEREST TO MARINER'S ISLAND, LTD. ("LANDLORD") AND ACTUATE SOFTWARE CORPORATION, A CALIFORNIA CORPORATION ("TENANT").

Landlord and Tenant agree to amend the Lease as follows:

Premises:       In addition to the Premises defined in the Lease and in
--------        Amendment Number One, Amendment Number Two, Amendment Number
                Three, Amendment Number Four, and Amendment Number Five, Tenant hereby leases Suite 290 on the second floor comprised of approximately 1,043 rentable square feet ("Expansion Area A");
                see Exhibit "A" attached hereto and made a part hereof.
                Therefore, the total area leased by Tenant is approximately
                14,939 rentable square feet.

Basic Rent:
----------

Period                          Suite   Sq. Footage    Rate      Rent
------                          -----   -----------    ----      ----

May 1, 1998  - May 31, 1998      290       1,043       $2.75   $2,868.25

June 1, 1998 - May 31, 2000      290       1,043       $2.85   $2,972.55

June 1, 2000 - May 31, 2002      290       1,043       $2.95   $3,076.85


Basic Rent shall be due without notice on or before the first day of each and every successive month of the term of the Lease.

Effective May 1, 1998, Tenant's proportionate share of Operating Expenses and Taxes shall increase to twenty-three and seventy-six hundredths percent (23.76%).

Amendment Number
Six Commencement

Date:                This Amendment Number Six commences May 1, 1998.
----

Expiration Date:     May 31, 2002
---------------

Except as provided herein, all terms and conditions of the Lease shall remain in full force and effect.

AGREED AND ACCEPTED:                        AGREED AND ACCEPTED:

999 BW CORPORATION                          ACTUATE SOFTWARE CORP.
("LANDLORD")                                ("TENANT")
A DELAWARE CORPORATION                      A CALIFORNIA CORPORATION


BY: /s/ Patrick M. Scruggs  Date: 4/20/98   BY: /s/ Dan Gaudreau  Date: 3/25/98
    ----------------------        -------       ----------------        -------
PATRICK M. SCRUGGS, CPM(R)                      DAN GAUDREAU
SENIOR VICE PRESIDENT                           VICE PRESIDENT, FINANCE AND
                                                 ADMINISTRATION
                                                CHIEF FINANCIAL OFFICER

BY: /s/ Ronald L. Bower     Date: 4/17/98
    ----------------------        -------
RONALD L. BOWER
SENIOR VICE PRESIDENT